UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 23, 2022
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	98-1606155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	MYPSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
PLAYSTUDIOS, Inc. (the “Company”) is filing this Amendment No.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2022 (the “Original Form 8-K”) in order to correct two financial statement captions in the earnings release that was furnished as Exhibit 99.1 to the Original Form 8-K as set forth below.
As disclosed in the Original Form 8-K:

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
General and administrative	14,792	15,710	61,343	51,696
Research and development	5,512	3,132	27,902	16,960
As corrected and disclosed in Exhibit 99.1 herein:

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Research and development	14,792	15,710	61,343	51,696
General and administrative	5,512	3,132	27,902	16,960
There were no other changes to Exhibit 99.1.
The Company is amending the Original Form 8-K solely to furnish the correct press release as Exhibit 99.1, and does not otherwise update, modify, or amend any disclosures set forth in the Original Form 8-K.
Item 2.02.     Results of Operations and Financial Condition.
On February 24, 2022, PLAYSTUDIOS, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1, announcing the Company’s results of operations for the quarter and year ended December 31, 2021. The Company also posted an investor presentation summarizing its financial results for the quarter and year ended December 31, 2021 (the “Investor Presentation”), furnished as Exhibit 99.2.
A copy of the press release, as corrected, is attached hereto as Exhibit 99.1 and supersedes and replaces Exhibit 99.1 furnished with the Original Furnished 8-K in its entirety.
The information contained in Exhibit 99.1 and Exhibit 99.2 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers;     Compensatory Arrangements of Certain Officers.
On February 23, 2022, the Compensation Committee (the “Compensation Committee”) of the Board of the Directors of the Company approved (i) increases to the base salaries of two of the Company’s Named Executive Officers (“NEOs”) effective as of February 23, 2022, (ii) bonuses payable to such NEOs for the year ended December 31, 2021, and (iii) grants of restricted stock units (“RSUs”) to such NEOs pursuant to the Company’s 2021 Equity Incentive Plan. The foregoing description of the RSUs is a summary only and does not describe all terms and conditions applicable to these awards. The description is subject to and qualified in its entirety by the terms of the form of Restricted Stock Unit Award Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.
The following table shows the increased base salaries of such NEOs effective as of February 23, 2022, the bonuses payable to such NEOs for the year ended December 31, 2021, and the RSUs granted to such NEOs on February 23, 2022:

Name and Principal Position	Salary ($)	2021 Merit Bonus ($)	Number of restricted stock units granted(1)	Grant date fair value of restricted stock units ($)
Scott Peterson, Chief Financial Officer	350,000	25,000	450,000	2,290,500
Joel Agena, General Counsel	275,000	25,000	300,000	1,527,000
(1)The RSUs will vest in three equal annual increments (each annual installment being 33.33% of the grant) with the first annual increment vesting on May 15, 2022, subject in each case to such NEO remaining an employee of the Company through the applicable annual vesting date.

Item 9.01. Financial Statements and Exhibits
(a)None
(b)None
(c)None
(d)Exhibits

Exhibit Number	Description
10.1^	Form of Restricted Stock Unit Award Agreement under 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q filed November 12, 2021).
99.1*	Press release dated February 24, 2022, announcing financial results for the quarter and year ended December 31, 2021 (corrected).
99.2	Investor Presentation, dated February 24, 2022 (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K filed February 24, 2022).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*	Filed herewith
^	Indicates management contract or compensatory plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 25, 2022

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Chief Financial Officer